UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018 (November 13, 2018)

Yummies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-32361	87-0615629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6F., No.516, Sec. 1, Neihu Road, Neihu District Taipei City 114, Taiwan
(Address of principal executive offices)

+886287511886
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2018, the Board of Directors of Yummies, Inc. (the “Company”) adopted Amended and Restated Bylaws, which substantially revised the Company’s former bylaws. The following is a summary of certain provisions of the Amended and Restated Bylaws adopted by the Board of Directors. Such summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Generally, the Amended and Restated Bylaws update the former bylaws, and include (among others) the following modifications.

(1)	The Amended and Restated Bylaws add a provision regarding certain procedures for the nomination of directors by stockholders.

(2)	The Amended and Restated Bylaws provide that special meetings of stockholders may be called at the request of the holders of at least thirty percent (30%) of all the shares issued, outstanding and entitled to vote, while the former bylaws provided that such percentage was ten percent (10%).

(3)	The Amended and Restated Bylaws provide that a quorum for the transaction of business at meetings of stockholders is a majority of the shares issued and outstanding and entitled to vote, while the former bylaws provided that such quorum requirement was fifty percent (50%).

(4)	The Amended and Restated Bylaws provide that directors shall be elected by a plurality vote of stockholders, while the former bylaws provided that directors were elected by a majority vote.

(5)	The Amended and Restated Bylaws provide that any action to be taken at a meeting of stockholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The former bylaws required that such written consents be unanimous.

(6)	The Amended and Restated Bylaws provide that the number of directors of the Company shall be fixed by the Board of Directors, while the former bylaws provided that the number of directors would be not less than three (3) or more than seven (7), which range could be amended by an amendment to the bylaws.

(7)	The Amended and Restated Bylaws provide that any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting. The former bylaws provided that any director could be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote.

(8)	The Amended and Restated Bylaws provide that special meetings of directors may be called by the Chief Executive Officer, the President or the Secretary on the written request of one third (1/3) of directors, while the former bylaws provided that special meetings could be called by the President, Vice President, or any two (2) directors.

(9)	The Amended and Restated Bylaws provide that special meetings of directors may be called upon 48 hours’ notice, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail, while the former bylaws provided for ten days’ notice, given either personally, by telephone or by telegram.

(10)	The Amended and Restated Bylaws provide that stockholder and director meetings may be held by means of electronic communications, videoconferencing, teleconferencing or other available technology, while the former bylaws did not provide for such electronic meetings.

(11)	The Amended and Restated Bylaws include a provision for the issuance of uncertificated shares, while the former bylaws did not include such a provision.

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Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 13, 2018, the Board of Directors of the Company adopted a Code of Ethics and Business Conduct (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics.

The Company is required to disclose any amendment to, or waiver from, a provision of the Code of Ethics. The Company intends to use its website as a method of disseminating this disclosure, as permitted by applicable Securities and Exchange Commission rules. Any such disclosure will be posted to the Company’s website within four (4) business days following the date of any such amendment to, or waiver from, a provision of the Code of Ethics.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, a copy of which is filed as Exhibit 14.1 to this report and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 13, 2018, Wei-Hsien Lin, the Company’s sole director and officer, holding 1,690,000 shares of the Company’s Common Stock, constituting approximately 67.5% of the issued and outstanding shares of the Company’s common stock as of such date, consented in writing to approve an amended and restatement of the Company’s current Articles of Incorporation to, among other things: (i) increase the number of authorized shares of the Company’s Common Stock from 50 million shares to 450 million shares; (ii) authorize the Company to issue 50 million shares of “blank check” Preferred Stock, par value $0.0001 per share; (iii) change the par value of the Company’s Common Stock from $0.001 to $0.0001 per share; (iv) change the purpose of the Company to remove reference to rental of boats and personal watercraft; and (v) remove a provision limiting the number of directors of the Company.

Stockholder approval of these amendments shall become effective on the 20th day following the filing and mailing to the Company’s stockholders of a definitive Information Statement on Schedule 14C. The Company will promptly thereafter file Amended and Restated Articles of Incorporation with the Nevada Secretary of State to effect the foregoing amendments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws adopted on November 13, 2018

14.1	Code of Ethics and Business Conduct adopted on November 13, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018	YUMMIES, INC.

/s/ Wei-Hsien Lin
	Name:	Wei-Hsien Lin
	Title:	President

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